Exhibit 10.3

LifeCare Hospitals of Western Michigan

1700 Oak Avenue, 3rd Floor

Muskegon, MI 49442

October 30, 2003

VIA CERTIFIED MAIL

RETURN RECEIPT REQUESTED

Mr. Greg Loomis

Mercy General Health Partners

1500 E. Sherman Blvd.

P.O. Box 358

Muskegon, MI 49443

Re:	Lease Agreement by and between NextCARE Specialty Hospital/Muskegon, Inc., a Michigan corporation, as assignee of NextCARE, Inc. (“Tenant”), and Trinity Health-Michigan, a Michigan non-profit corporation, as successor to Mercy Health Services, and doing business as Mercy General Health Partners (“Landlord”), dated as of June 26, 1998 (as amended, the “Lease Agreement”)

Dear Mr. Loomis:

Please allow this letter to serve as written notice, pursuant to Section 2.2 of the Lease Agreement, of Tenant’s intent to renew the terms of the Lease Agreement for a Renewal Term of five (5) years commencing on May 4, 2004. As you know the Initial Term expires on May 3, 2004.

Please feel free to contact me if you have any comments or questions.

Sincerely,

NextCARE Specialty Hospital/Muskegon, Inc., a Michigan corporation

By:	/s/ Jimmie M. Stapleton
Jimmie M. Stapleton Senior Vice President – Administration & Secretary

cc:	William J. Simpson, Jr.

Jev Conover

William Fox